Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Parker Meeks, Chief Executive Officer of Hyzon Motors Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The amended Quarterly Report on Form 10-Q/A for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2023	/s/ Parker Meeks
Parker Meeks Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)